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                                                                    EXHIBIT 10.3

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT, dated as of December 29, 2000, is entered into by and between Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership (the "PLEDGEE"), and WRD Holding Corporation, a Delaware corporation (the "PLEDGOR").

                                   WITNESSETH:

         WHEREAS, the Pledgee and the Pledgor entered into that certain Interest Purchase Agreement dated as of the date hereof (the "INTEREST PURCHASE AGREEMENT") whereunder the Pledgor purchased from the Pledgee 29/30ths of the Pledgee's Class A interests (the "INTEREST") in Western Realty Development LLC, a Delaware limited liability company (the "COMPANY");

         WHEREAS, the Pledgor issued a note in favor of the Pledgee in the principal amount of $4,000,000 (the "NOTE") in payment of the purchase price for the Interest in accordance with the Interest Purchase Agreement; and

         WHEREAS, to secure the obligations of the Pledgor under the Note, the Pledgee has requested that the Pledgor pledge to it the Interest;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.       SECURITY INTEREST

         1.1      Security Interest in the Collateral

                  (a) In order to secure the performance of the obligations of the Pledgor under the Note, the Pledgor hereby pledges, assigns, transfers, sets over and delivers to the Pledgee and grants for the benefit of the Pledgee a security interest in and to all of the following in which the Pledgor may now or hereafter have any right, title or interest:

                           (i)      the Interest;

                           (ii)     all cash, securities, distributions and
other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for


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any or all of the foregoing; and

                           (iii)    all proceeds of any of the property of the
Pledgor described in clauses (i-iii) above (all of the property described in the foregoing clauses (i)-(iii) is hereinafter referred to as the "COLLATERAL").

                  (b) The Interest and all other property constituting Collateral is hereby pledged and delivered by the Pledgor to the Pledgee. In addition, on the date of execution of this Pledge Agreement, the Company hereby acknowledges notice of this Pledge Agreement and the Company agrees to make a notation on its register of members of this Pledge Agreement, and the Pledgor agrees to take such other action as the Pledgee shall deem reasonably necessary or appropriate to duly record the lien created hereunder in the Collateral. In addition, at the request of the Pledgee, the Pledgor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement, or other papers that may be necessary or desirable (in the reasonable judgment of the Pledgee) to create, preserve, perfect or validate the security interest and lien granted pursuant hereto or to enable the Pledgee to exercise and enforce its rights hereunder. In particular, the Pledgor agrees to file a financing statement with respect to the Collateral with the Secretary of State of the State of Delaware. All securities and other certificated property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for the Interest or other items of Collateral (collectively with the Interest, the "PROPERTY") shall also be pledged and delivered to the Pledgee when received.

         1.2      Voting Rights

                  (a) So long as no Event of Default (as defined below) shall have occurred and be continuing the Pledgee agrees that except as set forth in paragraph (b) below and subject to the provisions of the Note, the Pledgor shall be solely and exclusively entitled to exercise any and all voting, consensual and other rights and powers relating or pertaining to the Collateral or any part thereof that the Pledgor may now or hereafter have as the owner of the Interest for any purpose not inconsistent with the terms of this Agreement, provided that for purposes of Section 8-106 of the Uniform Commercial Code (the "UCC") the Pledgee shall exercise such rights at the direction of the Pledgor.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to direct the Pledgee in the exercise of the voting, consensual and other rights and powers which the Pledgor is entitled to exercise pursuant to paragraph (a) above shall cease and the Pledgee shall have the sole and exclusive right and authority to exercise such voting, consensual and other rights and powers.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS


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         2.1      Title to Interest

         To the knowledge of the Pledgor, the Interest is not subject to any claim, lien or encumbrance (each, an "ENCUMBRANCE"), and the Pledgor has full power and authority to convey free and clear of any Encumbrance the Interest. The Pledgor hereby represents, warrants and covenants that the Pledgor has not granted any outstanding rights, options, warrants, conversion rights or other commitments or agreements for the purchase or acquisition of the Interest other than as set forth in the Interest Purchase Agreement and the documents contemplated thereby.

         2.2      No Transfer

         The Pledgor covenants not to sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (other than the lien created hereby), any of the Interest, other Collateral or any interest therein, unless (i) it obtains the prior written consent of the Pledgee, or (ii) the Note has been terminated, as specified in the Note Termination Notice (as hereinafter defined) sent to the Company. In furtherance of the foregoing, the Company acknowledges and agrees that it will not cause or permit any transfer of the Interest to any person, other than the Pledgee or a person designated by the Pledgee upon a foreclosure of the pledge and security interest granted hereby, without the prior written consent of the Pledgee until such time as the Note Termination Notice has been delivered to it.

         2.3      Corporate Organization and Authority

         The Pledgor represents and warrants that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own its assets and to transact its business as now conducted, is in good standing under the laws of those jurisdictions in which the business conducted or the assets owned or leased by it makes qualification to do business as a foreign corporation necessary;

                  (b) this Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (c) the execution, delivery and performance by the Pledgor of this Agreement (i) will not violate any provision of any law applicable to the Pledgor or to any of its assets, (ii) will not violate any provisions of the Certificate of Incorporation or By-laws of the Pledgor, and
(iii) will not violate any provisions of, or constitute a default under, or result in the creation or


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imposition of any lien (other than the lien created hereby) on any of the properties, revenues or assets of the Pledgor pursuant to the provisions of any applicable law, contract, agreement or other undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of its assets; and

                  (d) no consent or authorization of, or other act by or in respect of, any governmental authority, and no consent of any person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the perfection of the security interest granted hereunder.

3.       EVENT OF DEFAULT

         For purposes of this Agreement an "EVENT OF DEFAULT" shall exist hereunder on the tenth (10) Business Day after the Pledgee shall have given the Pledgor written notice of the occurrence of a Default. For the purposes of this Agreement, "DEFAULT" shall mean the failure by the Pledgor to make any payments required to be made under the Note; provided, however, that no Event of Default shall occur for purposes of this Agreement if, during such ten (10) Business Day period, the Pledgor shall have cured such Default.

4.       REMEDIES UPON DEFAULT

         4.1 Rights of Pledgee. If any Event of Default shall have occurred and be continuing, the Pledgee shall have, as its sole and exclusive remedy, the right to take possession of the Collateral and to cause the Interest to be transferred to the Pledgee on the books of the Company. Upon the exercise of such remedy, the outstanding obligations of Pledgor under the Note shall be deemed satisfied to the extent of 30% of the Appraised Net Asset Value (as such term is defined in the Note) of the Company, determined as of the date of the occurrence of such Event of Default in the manner set forth in the definition of Appraised Net Asset Value in the Note.

5.       OTHER PROVISIONS

         5.1      Termination

         The parties hereto agree that upon the termination of the Note, the Collateral shall be released from the pledge of this Agreement and returned to the possession of the Pledgor and no longer constitute Collateral under this Agreement. Upon the termination of the Note, or immediately thereafter, the Pledgee shall (x) reassign and redeliver, or cause to be reassigned or redelivered, without recourse to or warranty by the Pledgee and at the expense of the Pledgor and together with appropriate instruments of reassignment and release, to the Pledgor, against receipt, such of the Collateral (if any) as shall not have been otherwise applied by the Pledgee pursuant to the terms hereof and not theretofore reassigned and redelivered to the Pledgor or such person or


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persons as the Pledgor may have designated, which Collateral (if any) shall not have been encumbered by the Pledgee, and (y) deliver to each of the Pledgor and the Company a notice stating that the Note has been terminated and that the Collateral has been released from the security interest under this Agreement (the "NOTE TERMINATION NOTICE").

         5.2      Further Assurances

         The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments as the Pledgee may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confer onto the Pledgee its rights, powers and remedies hereunder.

         5.3      Certain Waivers, etc.

                  (a) No delay on the part of the Pledgee in exercising any power or right hereunder, and no notice or demand which may be given to or made upon the Company with respect to any power or right hereunder, shall constitute a waiver thereof, or limit or impair the right of the Pledgee to take any action or to exercise any power or right under this Agreement or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power or right under this Agreement, or otherwise, preclude any other or further exercise thereof all without notice or demand, nor shall any of the same prejudice Pledgee's rights against the Company in any respect.

                  (b) The remedy of the Pledgee set forth in Section 4 hereof shall not be cumulative and shall exclude any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  (c) The Pledgee shall have no duty or obligation to satisfy the obligations secured hereby out of any other property, or pursuant to any other pledge, undertaking or security relating to such obligations and may exercise its rights hereunder in such order or concurrently as it may see fit and the Pledgee will not be required to take any recourse against the Company or any other person or persons before exercising its rights hereunder.

         5.4      Expenses

         The Pledgor shall pay the Pledgee on a full indemnity basis all costs and expenses paid or incurred by the Pledgee in enforcing or attempting to enforce its rights hereunder, which costs and expenses shall include the reasonable fees and expenses of legal advisers and counsel to the Pledgee.

         5.5      Entire Agreement; Amendment


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         This Agreement, the Note, the Interest Purchase Agreement and the
documents referred to herein and therein constitute the entire agreement of the parties with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. This Agreement may be amended only by an instrument in writing signed by the party or parties to be bound or burdened by such amendment.

         5.6      Assignment, Successors and Assigns

         No assignment of this Agreement or any right or obligation hereunder whatsoever shall be made by the Pledgee or the Pledgor.

         5.7      Applicable Law

         The provisions of this Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without reference to its conflict of laws rules.

         5.8      Jurisdiction

         The Pledgee and the Pledgor agree that any legal action or proceedings arising out of or in connection with this Agreement may be brought in any court of the State of New York located in New York County or the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgee and the Pledgor hereby submit to and accept with regard to any such action or proceeding, each for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and waive any objection which such party may now or hereafter have to any such court as the venue for any such proceeding on the ground that it may constitute any forum non-conveniens. The agreement set forth in this
Section 5.8 is given solely for the benefit of the parties hereto and such agreement is not intended to and shall not inure to the benefit of any other person.

         5.9      Notices

         Any notice, communication or demand to be given or made by or to the Pledgor or the Pledgee pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by telecopy, to the Pledgor or the Pledgee at the following addresses or telecopy numbers (or at such other address or telecopy number for the Pledgor or the Pledgee as shall be specified by like notice):

                  (a)      if to the Pledgee:


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                                 Apollo Real Estate Investment Fund III, L.P.
                                 c/o the Pledgee Real Estate Advisors III, L.P. Two Manhattanville Road
                                 Purchase, New York 10577

                                 Fax:              (914) 694-6503
                                 Attention:        Ronald Solotruk

                  (b)      if to the Pledgor:

                                 WRD Holding Corporation
                                 c/o New Valley Corporation
                                 100 S.E. Second Street, 32nd Floor
                                 Miami, Florida 33131

                                 Fax:             (305) 579-8009
                                 Attention:       Richard J. Lampen

         5.10     Invalidity

         Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting or impairing the remaining provisions of this Agreement which shall remain in full force and effect. In the event that any provision of this Agreement or of any document executed pursuant hereto shall be deemed to be invalid or become invalid, the parties hereto shall substitute for such invalid provision a new provision which serves the purpose of the invalid provision to the best possible extent.

         5.11     Headings and Counterparts

         The headings of this Agreement are for the purpose of reference only, and shall not limit or otherwise affect any of the terms hereof. This Agreement may be executed in counterparts and any single counterpart or set of counterparts signed, in either case, by all the parties thereto shall be deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                            PLEDGOR:

                            WRD HOLDING CORPORATION


                            By: /s/ Richard J. Lampen
                                ------------------------------------------------
                                Name: Richard J. Lampen
                                Title: President

                            PLEDGEE:

                            APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

                            By: Apollo Real Estate Advisors III, L.P.,
                                its general partner

                            By: Apollo Real Estate Capital Advisors III, Inc.,
                                its general partner


                            By: /s/ Andrew Cohen
                                ------------------------------------------------
                                Name: Andrew Cohen
                                Title: Vice President

Agreed to and acknowledged by:

COMPANY:

WESTERN REALTY DEVELOPMENT LLC


By:    /s/ Bennett S. LeBow
Name:  Bennett S. LeBow
Title: Chairman


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